EXHIBIT 99.1
PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

------------------------------------------------------------------------------

                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               November 10, 2005


Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the nine months ended September 30, 2005:

The Company's net income for the nine months ended September 30, 2005 was $.98 per share compared to $3.28 per share for the nine months ended September 30, 2004.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was a loss of $.43 per share for the 2005 period compared to income of $.08 per share for the 2004 period. This decrease of $.51 per share is primarily attributable to lower revenues ($.20 per share), the loss from joint ventures ($.18 per share), higher rental property operating expenses ($.06 per share) and a decrease in the income from partnership ($.06 per share). Revenues decreased primarily due to lower interest income as a result of principal repayments on notes receivable. During the third and fourth quarters of 2004 and the third quarter of 2005, the Company invested in nine mall properties and has a 29% ownership interest in these joint ventures. Rental property operating expenses increased primarily due to higher repairs and maintenance expenses at the Cambridge Green property. Net gain from sales of properties was $.85 per share for the 2005 period compared to $.00 per share for the 2004 period. The gain in the 2005 period is from the recognition of a deferred gain from the sale of our New Haven property in 1984 as a result of an $8,550,000 principal repayment received in 2005.

The loss from equity in joint ventures of $.18 per share includes noncash charges for depreciation and amortization expense of $.39 per share, amortization of deferred financing costs of $.09 per share and amortization of in-place lease values of $.23 per share for an aggregate total for noncash charges of $.71 per share.

Discontinued Operations:

Loss from discontinued operations (before net gain from sales of discontinued operations) for the 2005 period was $.03 per share compared to $.01 per share for the 2004 period. Net gain from sales of discontinued operations for the 2005 period was $.59 per share compared to $3.21 per share for the 2004 period. The gain in the 2005 period is from the sale of the Fairlawn Gardens property ($.59 per share), offset by the $12,000 loss ($.00 per share) on the sale of the Farrington Apartments property. The gain in the 2004 period was from the sales of the Continental Gardens property ($2.90 per share), the Preston Lake Apartments property ($.07 per share) and three cooperative apartments in the New York metropolitan area ($.24 per share).

Funds from (Used In) Operations:

Funds from operations ("FFO"), a measure which excludes net gain from sales of properties and eliminates the effect of depreciation, was $.01 per share for the 2005 period compared to $.19 per share for the 2004 period. For additional information concerning our calculation of FFO, a non-GAAP financial measure, see our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005.



PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

------------------------------------------------------------------------------

                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               November 10, 2005


Results of operations for the three months ended September 30, 2005:

The Company's net income for the three months ended September 30, 2005 was $.20 per share compared to $.03 per share for the three months ended September 30, 2004.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was a loss of $.31 per share for the 2005 period compared to income of $.03 per share for the 2004 period. This decrease of $.34 per share is primarily attributable to the loss from joint ventures ($.16 per share), lower revenues ($.11 per share) and higher rental property operating expenses ($.04 per share). Revenues decreased primarily due to lower interest income as a result of principal repayments on notes receivable. Net gain from sales of properties was $.51 per share for the 2005 period compared to $.00 per share for the 2004 period. At June 30, 2005, the Company expected to retain the deferred gain recognized from the sale of its New Haven property and designate this capital gain as an undistributed capital gain dividend. Accordingly, the Company recorded a provision for Federal income taxes of $.51 per share. During the quarter ended September 30, 2005, the Company's total taxable income decreased and the Company made the decision not to designate and retain this capital gain. Therefore, in the third quarter of 2005, the provision for income taxes of $.51 per share was reversed.

The loss from equity in joint ventures of $.16 per share includes noncash charges for depreciation and amortization expense of $.19 per share, amortization of deferred financing costs of $.03 per share and amortization of in-place lease values of $.10 per share for an aggregate total for noncash charges of $.32 per share.

Discontinued Operations:

Loss from discontinued operations (before net gain from sales of discontinued operations) for the 2005 period was $.00 per share compared to $.01 per share for the 2004 period. Net gain from sales of discontinued operations for the 2005 period was $.00 per share compared to $.01 per share for the 2004 period.

Funds From (Used In) Operations:

Funds used in operations was $.09 per share for the 2005 period compared to funds from operations of $.05 per share for the 2004 period.

Dividend Declared:

The Company has announced that it has declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on December 30, 2005 to shareholders of record on December 9, 2005. The dividend represents a yield of 7.90% on the Class A shares and 8.39% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.



PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

------------------------------------------------------------------------------

                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               November 10, 2005


                                                                             RESULTS OF OPERATIONS
                                                                                 (Unaudited)
                                                              NINE MONTHS ENDED                  THREE MONTHS ENDED
                                                                 SEPTEMBER 30,                      SEPTEMBER 30,
                                                             2005             2004             2005              2004
                                                             ----             ----             ----              ----
Gross revenues (excluding revenues from discontinued
  operations and net gain from sales of properties)        $4,231,000        $4,985,000       $1,290,000       $1,704,000
                                                         =============    ==============   ==============    =============

Income (loss) before net gain from sales of properties    ($1,627,000)         $311,000      ($1,175,000)        $102,000
Net gain from sales of properties                           3,242,000           -              1,942,000          -
                                                         -------------    --------------   --------------    -------------
Income from continuing operations                           1,615,000           311,000          767,000          102,000
                                                         -------------    --------------   --------------    -------------

Loss from discontinued operations                            (109,000)          (35,000)          (9,000)         (27,000)
Net gain from sales of discontinued operations              2,255,000        12,171,000          -                 20,000
                                                         -------------    --------------   --------------    -------------
Total income (loss) from discontinued operations            2,146,000        12,136,000           (9,000)          (7,000)
                                                         -------------    --------------   --------------    -------------

Net Income                                                 $3,761,000       $12,447,000         $758,000          $95,000
                                                         =============    ==============   ==============    =============

Funds from (used in) operations:
Net Income                                                 $3,761,000       $12,447,000         $758,000          $95,000
Net gain from sales of properties                          (3,242,000)          -             (1,942,000)         -
Net gain from sales of discontinued operations             (2,255,000)      (12,171,000)         -                (20,000)
Depreciation and amortization                               1,782,000           443,000          838,000          104,000
                                                         -------------    --------------   --------------    -------------
Funds from (used in) operations                               $46,000          $719,000        ($346,000)        $179,000
                                                         =============    ==============   ==============    =============

Per share of common stock (basic and diluted):
Income (loss) before net gain from sales of properties         ($0.43)            $0.08           ($0.31)           $0.03
Net gain from sales of properties                                0.85                 -             0.51                -
                                                         -------------    --------------   --------------    -------------
Income from continuing operations                                0.42              0.08             0.20             0.03
                                                         -------------    --------------   --------------    -------------

Loss from discontinued operations                               (0.03)            (0.01)               -            (0.01)
Net gain from sales of discontinued operations                   0.59              3.21                -             0.01
                                                         -------------    --------------   --------------    -------------
Total income from discontinued operations                        0.56              3.20                -                -
                                                         -------------    --------------   --------------    -------------

Net Income per Common Share - basic                             $0.98             $3.28            $0.20            $0.03
                                                         =============    ==============   ==============    =============
                            - diluted                           $0.98             $3.27            $0.20            $0.03
                                                         =============    ==============   ==============    =============

Funds from (used in) operations per share of common
  stock (basic and diluted):
Net Income                                                      $0.98             $3.28            $0.20            $0.03
Net gain from sales of properties                               (0.85)                -            (0.51)               -
Net gain from sales of discontinued operations                  (0.59)            (3.21)               -            (0.01)
Depreciation and amortization                                    0.47              0.12             0.22             0.03
                                                         -------------    --------------   --------------    -------------
Funds from (used in) operations per common share - basic        $0.01             $0.19           ($0.09)           $0.05
                                                         =============    ==============   ==============    =============
                                               - diluted        $0.01             $0.19           ($0.09)           $0.05
                                                         =============    ==============   ==============    =============

Average shares outstanding - basic                          3,827,933         3,795,030        3,838,614        3,803,614
                                                         =============    ==============   ==============    =============
                           - diluted                        3,839,128         3,806,170        3,850,742        3,815,681
                                                         =============    ==============   ==============    =============

Cash distributions paid per common share                        $0.48             $0.48            $0.16            $0.16
                                                         =============    ==============   ==============    =============






PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

------------------------------------------------------------------------------

                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               November 10, 2005




Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.










For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
At the above address and telephone number